                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 29, 2000



                         MARISA CHRISTINA, INCORPORATED
               (Exact Name of Registrant as Specified in Charter)


        Delaware                                 0-24176                            11-3216809
(State or Other Jurisdiction              (Commission file number)                (IRS Employer
    of Incorporation)                                                          Identification No.)



8101 Tonnelle Avenue, North Bergen, New Jersey                                        07047-4601
  (Address of Principal Executive Offices)                                            (Zip code)



       Registrant's telephone number, including area code: (201) 758-9800



          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On December 29, 2000, Marisa Christina, Incorporated (the "Company" or "Marisa") completed the sale of substantially all the assets, properties and rights of its Flapdoodles Division ("Flapdoodles") to Flap 2001, Inc., a Delaware corporation owned by two of the Company's directors ("Purchaser") for (i) $4.3 million in cash, (ii) 456,984 shares of Marisa's capital stock and 280,000 stock options to acquire Marisa's capital stock held by the Purchaser and (iii) the assignment of certain liabilities of Flapdoodles. Proceeds to the Company of $4.2 million, net of transaction and related costs, were used by the Company to pay down borrowings under its credit facility. The Company estimates that it will recognize a pre-tax loss of approximately $7.9 million on the sale.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (b)     Pro Forma Financial Information:

                (i)     Pro Forma Consolidated Balance Sheet at September 30,
                        2000.

                (ii) Pro Forma Consolidated Statement of Operations for the year ended December 31, 1999.

                (iii) Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2000.

                (iv)    Notes to Pro Forma Consolidated Financial Statements

        (c) Exhibits. The following exhibits are filed with this report, and the foregoing description is modified by reference to such exhibits:

                (1) Marisa Christina, Incorporated Press Release dated January 2, 2001.

                (2) Asset Purchase Agreement dated as of December 29, 2000 by and among Flapdoodles, Inc., MF Showroom Holdings, Inc., Mousefeathers, Inc., Flap 2001, Inc. and Marisa Christina, Incorporated.

                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Marisa Christina, Incorporated

                                          /s/ S.E. Melvin Hecht
                                          --------------------------------------
                                          S.E. Melvin Hecht
                                          Vice Chairman, Chief Financial Officer
                                          And Treasurer



Date:  January 16, 2001

                 MARISA CHRISTINA, INCORPORATED AND SUBSIDIARIES
                         PRO FORMA FINANCIAL INFORMATION
                                   (UNAUDITED)



The pro forma financial information should be read in conjunction with the consolidated financial statements and related notes of Marisa Christina, Incorporated and subsidiaries ( the "Company" or "Marisa"), not included elsewhere herein.

On December 29, 2000, the Company completed the sale of substantially all the assets, properties and rights of its Flapdoodles division ("Flapdoodles") to Flap 2001, Inc., a Delaware corporation owned by two of the Company's directors (the "Purchaser") for (i) $4.3 million in cash, (ii) 456,984 shares of Marisa's capital stock and 280,000 stock options to acquire Marisa's capital stock held by the Purchaser and (iii) the assignment of certain liabilities of Flapdoodles. Proceeds to the Company of $4.2 million, net of transaction and related costs, were used by the Company to pay down borrowings under its credit facility. The Company estimates that it will recognize a pre-tax loss of approximately $7.9 million on the sale.

PRO FORMA CONSOLIDATED BALANCE SHEET

The pro forma consolidated balance sheet reflects the accounts of the Company as of September 30, 2000 giving effect to the disposition of assets, as if it had occurred on such date. The pro forma consolidated balance sheet reflects the assets and liabilities of the Company following the disposition.

The aggregate sale price for the Flapdoodles assets sold is as follows:

Cash received                                          $   4,300,000
Fair value of the capital stock surrendered                  456,984
Estimated liabilities assigned to the Purchaser              940,635
Transaction and related costs                                (75,000)
                                                         ------------
             Net proceeds                              $   5,622,619
                                                         ============

The estimated pre-tax loss to be recognized by the Company based on asset values at September 30, 2000 is as follows:

Net proceeds                                            $   5,622,619
Less:
    Accounts receivable                                     2,774,433
    Inventories                                             3,607,260
    Prepaid expenses and other assets                         160,743
    Equipment and leasehold improvements                    1,069,504
    Goodwill                                                5,903,101
                                                          ------------
             Estimated pre-tax loss                     $  (7,892,422)
                                                          ============

The Company has not finalized the accounting for the asset disposition and, accordingly, the loss to be recognized has not been finalized.

The pro forma consolidated balance sheet also reflects the pay down of borrowings under the Company's credit facility.

                 MARISA CHRISTINA, INCORPORATED AND SUBSIDIARIES
                         PRO FORMA FINANCIAL INFORMATION
                                   (UNAUDITED)


PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

The pro forma consolidated statements of operations for the year ended December 31, 1999 and the nine months ended September 30, 2000 giving the effect to the disposition of the assets of Flapdoodles as if such had occurred on January 1, 1999. The pro forma consolidated statement of operations for the year ended December 31, 1999 has also been adjusted to eliminate the operating results of the Company's Adrienne Vittadini Division ("AVE") which was sold on September 2, 1999. Results for the nine months ended September 30, 2000 are not necessarily indicative of results expected for the full year. Pro forma results are not necessarily indicative of results expected for the remainder of 2000 or future years.

The pro forma adjustments include (i) the elimination of the operating results of Flapdoodles and AVE for the year ended December 31, 1999 and of Flapdoodles for the nine months ended September 30, 2000; and (2) the adjustment of interest expense to reflect the pay down of borrowings under the Company's credit facility with net proceeds of the sale.

                 MARISA CHRISTINA, INCORPORATED AND SUBSIDIARIES

                      PRO FORMA CONSOLIDATED BALANCE SHEET

                               SEPTEMBER 30, 2000

                                   (UNAUDITED)



                      ASSETS                          HISTORICAL      ADJUSTMENTS        PRO FORMA
                                                     ------------- ------------------  --------------
Current assets:
     Cash and cash equivalents                       $    424,740  $   4,300,000  (1)  $     524,740
                                                                      (4,200,000) (2)
     Accounts receivable                               12,986,471     (2,774,433) (1)     10,212,038
     Inventories                                        7,839,160     (3,607,260) (1)      4,231,900
     Prepaid expenses and other current assets            898,986       (128,574) (1)        770,412
     Income taxes recoverable                              35,717             --              35,717
                                                     ------------- --------------      --------------
              Total current assets                     22,185,074     (6,410,267)         15,774,807

Property and equipment, net                             1,197,768     (1,069,504) (1)        128,264
Goodwill, net                                           6,221,614     (5,903,101) (1)        318,513
Other assets                                              228,954        (32,169) (1)        196,785
                                                     ------------- --------------      --------------
              Total assets                           $ 29,833,410  $ (13,415,041)      $  16,418,369
                                                     ============= ==============      ==============

       LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Loan payable                                    $  7,500,000  $  (4,200,000) (2)  $   3,300,000
     Accounts payable                                   2,674,499       (754,865) (1)      1,919,634
     Accrued expenses and other current liabilities       804,990       (110,770) (1)        694,220
                                                     ------------- --------------      --------------
              Total current liabilities                10,979,489     (5,065,635)          5,913,854
                                                     ------------- --------------      --------------

Stockholders' equity:
     Preferred stock, $.01 par value; 1,000,000 shares
        authorized, none issued                                --             --                  --
     Common stock, $.01 par value; 15,000,000 shares
        authorized, 8,586,769 shares issued historical
        and proforma                                       85,868             --              85,868
     Additional paid-in capital                        31,664,680             --          31,664,680
     Accumulated deficit                               (9,204,342)    (7,892,422) (3)    (17,096,764)
     Accumulated other comprehensive loss                 (55,600)            --             (55,600)
     Treasury stock, 825,000 common shares
        historical and 1,281,987 common shares
        proforma at cost                               (3,636,685)      (456,984) (1)     (4,093,669)
                                                     ------------- --------------      --------------
              Total stockholders' equity               18,853,921     (8,349,406)         10,504,515
                                                     ------------- --------------      --------------

              Total liabilities and
                 stockholders' equity                $ 29,833,410  $ (13,415,041)      $  16,418,369
                                                     ============= ==============      ==============


See accompanying notes to pro forma consolidated financial statements.

                 MARISA CHRISTINA, INCORPORATED AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                      NINE MONTHS ENDED SEPTEMBER 30, 2000

                                   (UNAUDITED)



                                                       HISTORICAL      ADJUSTMENTS       PRO FORMA
                                                      ------------  -----------------   ------------
Net sales                                           $  45,735,237  $ (15,106,061) (1)  $ 30,629,176
Cost of goods sold                                     34,428,685    (11,711,073) (1)    22,717,612
                                                      ------------  -------------       ------------
             Gross profit                              11,306,552     (3,394,988)         7,911,564

Selling, general and administrative expense            12,773,495     (4,665,631) (1)     8,107,864
Outlet store loss                                       1,005,417     (1,005,417) (1)            --
                                                      ------------  -------------       ------------
             Operating loss                            (2,472,360)     2,276,060           (196,300)

Other income, net                                         116,964             --            116,964
Interest expense, net                                    (456,894)       360,000  (2)       (96,894)
                                                      ------------  -------------       ------------
             Loss before income tax expense            (2,812,290)     1,916,060           (176,230)

Income tax expense                                        226,000             --            226,000
                                                      ------------  -------------       ------------
             Net loss                               $  (3,038,290) $   1,916,060       $   (402,230)
                                                      ============  =============       ============
Basic and diluted net loss per common share         $       (0.39)                (4)  $      (0.06)
                                                      ============                      ============


See accompanying notes to pro forma consolidated financial statements.

                 MARISA CHRISTINA, INCORPORATED AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1999

                                   (UNAUDITED)



                                                      HISTORICAL       ADJUSTMENTS       PRO FORMA
                                                     -------------  ------------------  -------------
Net sales                                            $ 62,507,833   $(19,927,022)  (1)  $ 34,541,406
                                                                      (8,039,405)  (3)
Cost of goods sold                                     46,719,629    (14,150,896)  (1)    25,639,662
                                                                      (6,929,071)  (3)
                                                     -------------  -------------       -------------
       Gross profit                                    15,788,204     (6,886,460)          8,901,744

Selling, general and administrative expenses           20,035,812     (8,116,126)  (1)     8,580,912
                                                                      (3,338,774)  (3)
                                                     -------------  -------------       -------------
       Operating earnings (loss)                       (4,247,608)     4,568,440             320,832

Other income, net                                       1,226,739        (13,252)  (1)       208,956
                                                                      (1,004,531)  (3)
Gain on sale of Adrienne Vittadini Enterprises            645,899       (645,899)  (3)            --
Interest expense, net                                    (752,938)       447,200   (2)      (305,738)
                                                     -------------  -------------       -------------
       Earnings (loss) before income tax expense       (3,127,908)     3,351,958             224,050

Income tax expense                                      5,151,372             --           5,151,372
                                                     -------------  -------------       -------------
             Net loss                                $ (8,279,280)  $  3,351,958        $ (4,927,322)
                                                     =============  =============       =============
Basic and diluted net loss per common share          $      (1.07)                 (4)  $      (0.67)
                                                     =============                      =============



See accompanying notes to pro forma consolidated financial statements.

                 MARISA CHRISTINA, INCORPORATED AND SUBSIDIARIES
              Notes to Pro Forma Consolidated Financial Statements
     As of September 30, 2000, the nine months ended September 30, 2000 and the year ended December 31, 1999
                                   (Unaudited)


PRO FORMA CONSOLIDATED BALANCE SHEET

(1)  Eliminate assets sold and liabilities assigned to Flap 2001, Inc.

(2)  Record pay down of borrowings under the Company's credit facility.

(3)  Recognize loss on sale of Flapdoodles.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(1)  Eliminate operating results of Flapdoodles.

(2) Adjust interest expense to reflect the pay down of borrowings under the Company's credit facility with net proceeds of the sale.

(3)  Eliminate operating results of AVE.

(4) Adjust weighted average common shares outstanding for common shares surrendered of 456,984.

                                  EXHIBIT INDEX


Exhibit               Description
-------               -----------
(c) (1)               Marisa Christina, Incorporated Press release dated January 2, 2001
(c) (2)               Asset Purchase Agreement dated Decembe 29, 2000, by and among
                      Flapdoodles, Inc., MF Showroom Holdings, Inc., Mousefeathers, Inc.,
                      Flap2001, Inc. and Marisa Christina, Incorporated